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                                                                  EXHIBIT 23.2

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated
January 27, 2000 incorporated by reference in Chattem, Inc.'s Form 10-K for the year ended November 30, 1999 and to all references to our Firm included in this registration statement.



ARTHUR ANDERSEN LLP





June 9, 2000
Chattanooga, Tennessee